UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2014

ACTAVIS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13305	98-1114402
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of principal executive offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 24, 2014, Actavis plc (the “Company” or “Actavis”) and Forest Laboratories, Inc. (“Forest”) issued a joint press release announcing that the tentative election deadline (the “Election Deadline”) for Forest stockholders to deliver their properly completed election forms to elect the form of consideration they wish to receive in Actavis’ pending acquisition of Forest is 5:00p.m., New York City time, on June 27, 2014. The Election Deadline may be extended, in which case Actavis and Forest will issue a press release announcing the new election deadline. Subject to regulatory approval and other customary closing conditions, the closing date of the acquisition is expected to be July 1, 2014.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated June 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTAVIS PLC

By:	/s/ David A. Buchen
Name:	David A. Buchen
Title:	Chief Legal Officer – Global and Secretary

Date: June 24, 2014

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated June 24, 2014.